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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 17, 2001 (December 13, 2001)

                                 PARTNERRE LTD.
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             (Exact name of registrant as specified in its charter)



     Bermuda                       0-2253                      Not Applicable
   -----------                   ----------                  ----------------
 (State or other              (Commission File                  (IRS Employer
 jurisdiction of                  Number)                    Identification No.)
 incorporation)


      Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda         HM 08
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           (Address of principal executive offices)             (Zip Code)

                                 (441) 292-0888
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events.
         ------------

         On December 13, 2001, PartnerRe Ltd. (the "Company") reported that the aggregate limits of its exposures to Enron Corporation are approximately $49 million on a pre-tax basis, and $34 million after tax. A copy of a press release issued by the Company on December 13, 2001 is included as exhibit 99.1 to this filing and is incorporated herein by reference.

         The Company is a leading global reinsurer, providing multi-line reinsurance to insurance companies through its wholly owned subsidiaries, Partner Reinsurance Company, Partner Re U.S. and PartnerRe S.A. Risks reinsured include property, catastrophe, agriculture, automobile, casualty, marine, aviation/space, credit/surety, technical and miscellaneous lines, life/annuity and health.

         This Form 8-K contains forward-looking statements that are based upon the Company's assumptions and expectations concerning future events and are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements made by, or on behalf of the Company. These risks and uncertainties include, among other things, those described in the Company's filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, such as general economic conditions and interest rates, some of which may be related to the insurance industries generally, such as pricing competition, industry consolidation and regulatory developments, and others of which may relate to the Company specifically, such as risks with implementing business strategies, adequacy of reserves, exposure to catastrophe losses, emergence of new information, credit, interest rate, currency and other risks associated with the Company's investment portfolio, and other factors. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be realized. The Company disclaims any obligation to update forward-looking information.


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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits:

               99.1 Press Release December 13, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2001               PARTNERRE LTD.
                                      (Registrant)


                                      By: /s/ Albert Benchimol
                                          -----------------------------------
                                          Name: Albert Benchimol
                                          Title: Executive Vice President
                                                 and Chief Financial Officer

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                                  EXHIBIT INDEX


       Exhibit                  Description
       -------                  -----------

        99.1        Press Release dated December 13, 2001.